Rule 424(b)(3)
                                                     Registration No. 333-98255

                        THE PEP BOYS--MANNY, MOE & JACK

                 PROSPECTUS SUPPLEMENT NO. 2 DATED AUGUST 18, 2004
                        TO PROSPECTUS DATED APRIL 7, 2003

    The information for each of the selling security holders set forth below in the Selling Security Holders table on pages 14 - 18 of the Prospectus is hereby amended and restated as follows:

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

                                      PRINCIPAL AMOUNT                   NUMBER OF SHARES
                                          OF NOTES                       OF COMMON STOCK     NUMEBR OF
                                        BENEFICIALLY       PRINCIPAL       BENEFICIALLY      SHARES OF
                                        OWNED BEFORE    AMOUNT OF NOTES    OWNED BEFORE     COMMON STOCK
NAME                                      OFEERING      THAT MAY BE SOLD      OFFERING    THAT MAY BE SOLD
------------------------------------- ----------------  ---------------- ---------------- ----------------

Goldman Sachs and Company............ 5,474,000         3,845,000           40,836            171,673

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